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                Supplement dated August 7, 1998 to Prospectus of
                     The DLB Fund Group dated April 30, 1998

The following supplements the "Distributions" section on page 20 of the
Prospectus:

         The Fixed Income Fund's policy is to declare and pay distributions of its net investment income monthly. The policy of each Fund other than the Fixed Income Fund is to declare and pay distributions of its net investment income at least annually.

The following supplements the "Management of the Trust" section on pages 22 and 23 of the Prospectus:

         Effective August 1998, Dennis J. Scannell, a Vice President of the Manager, is primarily responsible for the day-to-day management of the Mid Cap Fund. Mr. Scannell has been employed by the Manager in portfolio management since 1993. Prior to being employed by the Manager, Mr. Scannell was employed by Greenwich Associates, Inc.